Exhibit 99.1

Contact Information:

Investors:
Weight Watchers International, Inc.	Brainerd Communicators, Inc.
Sarika Sahni	Corey Kinger
Investor Relations	(212) 986-6667
(212) 589-2751

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES THIRD QUARTER 2011 RESULTS

NEW YORK, N.Y., November 8, 2011 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the third quarter of fiscal 2011 and raised its fiscal 2011 earnings guidance.

Third quarter 2011 highlights include:

•	Revenues of $428.4 million, up 29.6% versus the prior year period, with total paid weeks up 38.1% and operating income up 52.9%

•	North American meeting revenues of $195.5 million, up 24.6% versus the prior year period, with meeting paid weeks up 25.9%

•	Internet revenues of $101.9 million, up 68.5% versus the prior year period, with Online paid weeks up 66.6%

•	Q3 2011 EPS of $1.09, up 84.1% versus the prior year period

Commenting on the Company’s results for the third quarter of fiscal 2011, David Kirchhoff, President and Chief Executive Officer of the Company, said “We are very pleased to deliver another quarter of strong financial results. It is gratifying to see how our continuing investments are driving high levels of consumer interest in our brand and unique approach to weight management.”

Q3 2011 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	October 1, 2011	October 2, 2010	% Change	October 1, 2011	October 2, 2010	% Change
Net Income / EPS	$80.7	$44.4	81.5%	$1.09	$0.59	84.1%

Third quarter fiscal 2011 net income was $80.7 million versus $44.4 million in the prior year period. Earnings per fully diluted share (EPS) for Q3 2011 were $1.09 versus $0.59 in the prior year period. This growth versus the prior year period was primarily driven by strength in the Weight Watchers meetings businesses in North America and the United Kingdom and continued strong growth in our WeightWatchers.com business. Favorable foreign currency contributed $0.02 per fully diluted share to Q3 2011 EPS versus the prior year period. In addition, Q3 2010 EPS included a $0.05 charge per fully diluted share associated with the settlement of our previously disclosed California lawsuit, and Q3 2011 EPS included a tax benefit of $0.05 per fully diluted share.

Q3 2011 Global Results

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for
	October 1, 2011	October 2, 2010		Constant Currency
Revenues	$428.4	$330.6	29.6%	26.2%

Operating Income	$138.3	$90.4	52.9%	49.8%

Total Paid Weeks	47.4	34.3	38.1%	N/A
Meeting Paid Weeks	24.9	20.8	19.7%	N/A
Online Paid Weeks	22.5	13.5	66.6%	N/A

Attendance	12.6	11.6	8.7%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2011 revenues increased 26.2% on a constant currency basis versus the prior year period, driven primarily by continued growth in the meetings businesses in North America and the United Kingdom as well as in the WeightWatchers.com business globally. This growth was partially offset by weak performance in the Continental European meetings business.

Q3 2011 total paid weeks were up 38.1% as compared to the prior year period. Meeting paid weeks and Online paid weeks increased 19.7% and 66.6%, respectively, versus the prior year period.

Operating income growth of 49.8% on a constant currency basis versus the prior year period exceeded revenue growth primarily as a result of stronger gross margin versus the prior year period. Gross margin strength in Q3 2011 was due to continued strong growth in the higher-margin WeightWatchers.com business and greater operating efficiency from higher attendance per meeting.

Q3 2011 NACO Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for
	October 1, 2011	October 2, 2010		Constant Currency
Meeting Revenues	$195.5	$156.9	24.6%	24.1%

Meeting Paid Weeks	16.6	13.2	25.9%	N/A
Attendance	7.9	7.0	13.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2011 meeting revenues for the North American meetings business (NACO) were up 24.1% on a constant currency basis versus the prior year period. Q3 2011 meeting paid weeks increased 25.9%, and attendance increased 13.6%, versus the prior year period. Growth in meeting paid weeks was driven by a higher membership base at the beginning of Q3 2011 and continuing enrollment growth in the quarter.

Q3 2011 International Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for
	October 1, 2011	October 2, 2010		Constant Currency
International Meeting Revenues	$99.2	$85.9	15.4%	7.0%
UK Meeting Revenues	$41.9	$33.3	25.8%	21.4%
CE Meeting Revenues	$41.2	$41.8	-1.5%	-10.3%

International Meeting Paid Weeks	8.3	7.7	9.0%	N/A
UK Meeting Paid Weeks	4.7	4.0	18.1%	N/A
CE Meeting Paid Weeks	2.8	2.9	-6.0%	N/A

International Attendance	4.7	4.6	1.2%	N/A
UK Attendance	2.7	2.4	10.1%	N/A
CE Attendance	1.5	1.7	-15.1%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Third quarter 2011 International meeting revenues were up 7.0% on a constant currency basis versus the prior year period, with growth in the United Kingdom (UK) more than offsetting continued weak performance in Continental Europe (CE).

•	UK: Third quarter 2011 UK meeting revenues increased 21.4% on a constant currency basis versus the prior year period driven by a stronger marketing campaign.

•	CE: Third quarter 2011 CE meeting revenues were down 10.3% on a constant currency basis versus the prior year period.

Q3 2011 WeightWatchers.com Performance

(in millions except percentages and as noted)	Three Months Ended		% Change	% Change Adjusted for
	October 1, 2011	October 2, 2010		Constant Currency
Internet Revenues	$101.9	$60.5	68.5%	65.1%

Online Paid Weeks	22.5	13.5	66.6%	N/A
End of Period Active Online Subscribers (in thousands)	1,719.4	1,051.0	63.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

The WeightWatchers.com business continued to deliver strong growth in the third quarter of 2011, with Internet revenues up 65.1% on a constant currency basis versus the prior year period. This growth rate was consistent with the growth rate experienced in Q2 2011 versus the prior year period. Online paid weeks were up 66.6%, and end of period active Online subscribers were up 63.6%, versus Q3 2010. Performance was strong across all markets and was particularly notable as the WeightWatchers.com business delivered revenue and paid weeks year-over-year growth of 21.7% and 26.0%, respectively, in Q3 2010 versus Q3 2009.

First Nine Months 2011 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Nine Months Ended			Nine Months Ended
	October 1, 2011	October 2, 2010	% Change	October 1, 2011	October 2, 2010	% Change
Net Income / EPS	$241.2	$145.3	66.0%	$3.26	$1.90	71.5%

First nine months fiscal 2011 net income was $241.2 million versus $145.3 million in the prior year period. EPS for the first nine months of fiscal 2011 was $3.26 versus $1.90 in the prior year period. This growth was primarily driven by strong performance in the meetings and WeightWatchers.com businesses as a result of the combined effect of new program launches and effective marketing.

First Nine Months 2011 Global Results

(in millions except percentages)	Nine Months Ended		% Change	% Change Adjusted for
	October 1, 2011	October 2, 2010		Constant Currency
Revenues	$1,417.9	$1,095.3	29.4%	26.2%

Operating Income	$429.4	$294.0	46.0%	43.1%

Total Paid Weeks	147.6	105.9	39.5%	N/A
Meeting Paid Weeks	81.1	66.9	21.3%	N/A
Online Paid Weeks	66.5	39.0	70.6%	N/A

Attendance	45.6	40.1	13.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

First nine months 2011 revenues increased 26.2% on a constant currency basis versus the prior year period, driven primarily by robust growth in the meetings businesses in North America and the United Kingdom as well as in the WeightWatchers.com business. This strong performance was partially offset by weak performance in the Continental European meetings business.

First nine months 2011 total paid weeks were up 39.5% as compared to the prior year period. Meeting paid weeks and attendance increased 21.3% and 13.6%, respectively, versus the prior year period. Online paid weeks increased 70.6% versus the prior year period.

Operating income growth of 43.1% on a constant currency basis versus the prior year period exceeded revenue growth primarily as a result of stronger gross margin versus the prior year period. Gross margin strength versus the prior year period was due to growth in the higher-margin WeightWatchers.com business and greater operating efficiency from higher attendance per meeting.

Full Year Fiscal 2011 Earnings Guidance

The Company has raised its full year fiscal 2011 earnings guidance to a range of $4.05 to $4.10 per fully diluted share from its previously provided earnings guidance range of $3.85 to $4.05 per fully diluted share.

Third Quarter 2011 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer of the Company, and Ann Sardini, Chief Financial Officer of the Company, will discuss third quarter 2011 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has presented certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes this non-GAAP financial measure provides useful supplemental information for its and investors’ evaluation of the Company’s business performance and is useful for period-over-period comparisons of the performance of the Company’s business. While management believes that this financial measure is useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 45,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees and licensees; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses;

uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches and privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	October 1, 2011	January 1, 2011
ASSETS
Current assets	$189.3	$190.4
Property and equipment, net	32.5	30.9
Goodwill, franchise rights and other intangible assets, net	845.9	847.3
Deferred financing costs, other	18.8	23.4

TOTAL ASSETS	$1,086.5	$1,092.0

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$481.6	$539.1
Long-term debt	974.5	1,167.6
Deferred income taxes	89.9	62.8
Other	11.0	13.3

TOTAL LIABILITIES	$1,557.0	$1,782.8

Shareholders’ deficit	(470.5)	(694.8)
Noncontrolling interest	—	4.0

TOTAL DEFICIT	(470.5)	(690.8)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,086.5	$1,092.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	October 1, 2011	October 2, 2010
Revenues, net	$428.4	$330.6
Cost of revenues	177.3	152.1

Gross profit	251.2	178.5
Marketing expenses	61.5	39.4
Selling, general and administrative expenses	51.4	48.6

Operating income	138.3	90.4
Interest expense	13.7	19.0
Other expense (income), net	0.3	(0.6)

Income before income taxes	124.4	72.0
Provision for income taxes	43.7	28.0

Net income	80.7	44.0
Net income attributable to the noncontrolling interest	—	0.4

Net income attributable to WWI	$80.7	$44.4

Earnings Per Share attributable to WWI:
Basic	$1.10	$0.59

Diluted	$1.09	$0.59

Weighted average common shares outstanding:
Basic	73.6	75.1

Diluted	74.3	75.3

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Nine Months Ended
	October 1, 2011	October 2, 2010
Revenues, net	$1,417.9	$1,095.3
Cost of revenues	596.4	493.4

Gross profit	821.5	601.9
Marketing expenses	232.3	170.6
Selling, general and administrative expenses	159.8	137.3

Operating income	429.4	294.0
Interest expense	46.8	57.3
Other expense, net	0.1	1.0

Income before income taxes	382.5	235.7
Provision for income taxes	141.8	91.7

Net income	240.7	144.0
Net income attributable to the noncontrolling interest	0.5	1.3

Net income attributable to WWI	$241.2	$145.3

Earnings Per Share attributable to WWI:
Basic	$3.29	$1.90

Diluted	$3.26	$1.90

Weighted average common shares outstanding:
Basic	73.3	76.3

Diluted	74.0	76.5

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	October 1, 2011	October 2, 2010
Total Revenues (in $ millions)
Meeting Fees	233.4	190.6
In-Meeting Product Sales	61.3	52.2
Internet Revenues	101.9	60.5
All Other	31.9	27.3

Total Revenues	428.4	330.6

North America (in $ millions)
Meeting Fees	161.2	128.9
In-Meeting Product Sales	34.3	28.0

Total	195.5	156.9

International (in $ millions)
Meeting Fees	72.2	61.7
In-Meeting Product Sales	27.0	24.2

Total	99.2	85.9

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	16.6	13.2
UK Meeting Paid Weeks	4.7	4.0
CE Meeting Paid Weeks	2.8	2.9
Other Meeting Paid Weeks	0.9	0.7

Sub-total Meeting Paid Weeks	24.9	20.8
Online Paid Weeks	22.5	13.5

Total Paid Weeks	47.4	34.3

Attendance (in millions)
North America	7.9	7.0
UK	2.7	2.4
CE	1.5	1.7
Other	0.5	0.5

Total Attendance	12.6	11.6

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,719	1,051

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Nine Months Ended
	October 1, 2011	October 2, 2010
Total Revenues (in $ millions)
Meeting Fees	771.9	623.0
In-Meeting Product Sales	234.9	200.4
Internet Revenues	299.5	176.4
All Other	111.5	95.6

Total Revenues	1,417.9	1,095.3

North America (in $ millions)
Meeting Fees	534.9	414.8
In-Meeting Product Sales	131.5	105.0

Total	666.5	519.7

International (in $ millions)
Meeting Fees	237.0	208.3
In-Meeting Product Sales	103.4	95.4

Total	340.3	303.7

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	54.0	41.5
UK Meeting Paid Weeks	14.9	12.5
CE Meeting Paid Weeks	9.5	10.7
Other Meeting Paid Weeks	2.8	2.2

Sub-total Meeting Paid Weeks	81.1	66.9
Online Paid Weeks	66.5	39.0

Total Paid Weeks	147.6	105.9

Attendance (in millions)
North America	28.8	23.4
UK	9.4	8.3
CE	5.7	6.9
Other	1.8	1.5

Total Attendance	45.6	40.1

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,719	1,051

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Q3 2011			Q3 2010	Q3 2011 Variance
		Currency			2011	2011 Constant Currency
	GAAP	Adjustment	Constant Currency	GAAP	vs 2010	vs 2010
Selected Financial Data
Consolidated Company Revenues	$428.4	$(11.2)	$417.2	$330.6	29.6%	26.2%
Consolidated Meeting Fees	$233.4	$(6.1)	$227.3	$190.6	22.5%	19.3%
Consolidated In-Meeting Product Sales	$61.3	$(2.0)	$59.3	$52.2	17.4%	13.6%
Consolidated Meeting Business Revenues	$335.2	$(9.2)	$326.0	$275.4	21.7%	18.4%

NACO
Meeting Fees	$161.2	$(0.7)	$160.6	$128.9	25.1%	24.6%
In-Meeting Product Sales	$34.3	$(0.1)	$34.1	$28.0	22.3%	21.9%
Meeting Revenues	$195.5	$(0.8)	$194.7	$156.9	24.6%	24.1%
Total Revenues	$208.0	$(0.8)	$207.2	$168.7	23.3%	22.8%

International
Meeting Fees	$72.2	$(5.4)	$66.8	$61.7	16.9%	8.2%
Meeting Revenues	$99.2	$(7.3)	$91.9	$85.9	15.4%	7.0%
Total Revenues	$111.4	$(8.3)	$103.1	$96.5	15.5%	6.9%

UK
Meeting Fees	$29.4	$(1.1)	$28.4	$22.7	29.5%	24.9%
In-Meeting Product Sales	$12.4	$(0.4)	$12.0	$10.6	17.9%	13.8%
Meeting Revenues	$41.9	$(1.5)	$40.4	$33.3	25.8%	21.4%
Total Revenues	$46.6	$(1.6)	$45.0	$37.2	25.2%	20.8%

CE
Meeting Revenues	$41.2	$(3.7)	$37.5	$41.8	-1.5%	-10.3%
Total Revenues	$46.1	$(4.2)	$41.9	$46.5	-0.7%	-9.9%

Internet Revenues	$101.9	$(2.0)	$99.9	$60.5	68.5%	65.1%

Other Revenues	$31.9	$(1.1)	$30.7	$27.3	16.6%	12.4%

Marketing Expenses	$61.5	$(1.3)	$60.2	$39.4	56.1%	52.7%

Selling, General and Administrative Expenses	$51.4	$(1.5)	$49.9	$48.6	5.6%	2.5%

Operating Income	$138.3	$(2.9)	$135.4	$90.4	52.9%	49.8%
Operating Income Margin	32.3%		32.5%	27.4%

Net Income	$80.7	$(1.8)	$78.9	$44.4	81.5%	77.5%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	YTD 2011			YTD 2010	YTD 2011 Variance
		Currency			2011	2011 Constant Currency
	GAAP	Adjustment	Constant Currency	GAAP	vs 2010	vs 2010
Selected Financial Data
Consolidated Company Revenues	$1,417.9	$(35.6)	$1,382.3	$1,095.3	29.4%	26.2%
Consolidated Meeting Fees	$771.9	$(19.6)	$752.3	$623.0	23.9%	20.7%
Consolidated In-Meeting Product Sales	$234.9	$(6.9)	$228.0	$200.4	17.2%	13.8%
Consolidated Meeting Business Revenues	$1,143.1	$(30.0)	$1,113.1	$934.2	22.4%	19.2%

NACO
Meeting Fees	$534.9	$(2.2)	$532.7	$414.8	29.0%	28.4%
In-Meeting Product Sales	$131.5	$(0.5)	$131.1	$105.0	25.3%	24.9%
Meeting Revenues	$666.5	$(2.7)	$663.8	$519.7	28.2%	27.7%
Total Revenues	$710.9	$(2.7)	$708.2	$559.2	27.1%	26.7%

International
Meeting Fees	$237.0	$(17.4)	$219.6	$208.3	13.8%	5.4%
Meeting Revenues	$340.3	$(23.8)	$316.5	$303.7	12.1%	4.2%
Total Revenues	$379.4	$(27.0)	$352.5	$340.3	11.5%	3.6%

UK
Meeting Fees	$92.5	$(4.8)	$87.7	$69.7	32.6%	25.8%
In-Meeting Product Sales	$46.2	$(2.2)	$44.0	$37.4	23.4%	17.6%
Meeting Revenues	$138.6	$(6.9)	$131.7	$107.1	29.4%	22.9%
Total Revenues	$153.9	$(7.7)	$146.2	$119.9	28.4%	22.0%

CE
Meeting Revenues	$150.0	$(10.2)	$139.8	$162.5	-7.7%	-14.0%
Total Revenues	$166.5	$(11.6)	$154.9	$180.1	-7.5%	-14.0%

Internet Revenues	$299.5	$(5.6)	$293.9	$176.4	69.9%	66.7%

Other Revenues	$111.5	$(3.5)	$108.1	$95.6	16.7%	13.1%

Marketing Expenses	$232.3	$(4.6)	$227.8	$170.6	36.2%	33.5%

Selling, General and Administrative Expenses	$159.8	$(4.7)	$155.1	$137.3	16.4%	13.0%

Operating Income	$429.4	$(8.5)	$420.8	$294.0	46.0%	43.1%
Operating Income Margin	30.3%		30.4%	26.8%

Net Income	$241.2	$(5.3)	$235.9	$145.3	66.0%	62.3%

Note: Totals may not sum due to rounding.